UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2004

SPECTRALINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-28180 (Commission file number)	84-1141188 (IRS Employer Identification Number)

5755 Central Avenue, Boulder, Colorado (Address of principal executive office)	80301-2848 (Zip code)

303-440-5330
(Issuer’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed from last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release
EX-99.2 Script from Conference Call

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a)	Financial Statements of Businesses Acquired:

     Not required.

(b)	Pro Forma Financial Information:

     Not required.

(c)	Exhibits:

Exhibit Number	Description
99.1	Press Release dated January 28, 2004.*
99.2	Script from conference call dated January 28, 2004.*

* Furnished and not filed herewith, solely pursuant to Item 12.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Please refer to the attached press release (Exhibit 99.1) that was issued by the Registrant on January 28, 2004, and the attached script used by the Registrant during its conference call (Exhibit 99.2) that was webcast on the Registrant’s web site on January 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION
Date: February 4, 2004	By: /s/ Nancy K. Hamilton Nancy K. Hamilton, Principal Financial and Accounting Officer and on behalf of the Registrant

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 28, 2004. *
99.2	Script from conference call dated January 28, 2004. *

* Furnished and not filed herewith, solely pursuant to Item 12.